GENERAL	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
NOTE 1:-	GENERAL

a.
Pointer Telocation Ltd. ("the Company") was incorporated in Israel and commenced operations in July 1991. The Company conducts its operations through two main segments. Through its Cellocator segment, the Company designs, develops and produces leading mobile resource management products, including asset management, fleet management, and security products, for sale to third party operators providing mobile resource management services and to our MRM segment. Through its MRM segment, the Company acts as an operator by bundling its products together with a range of services, including fleet management services, asset management services and stolen vehicle retrieval services.

The Company provides services, for the most part, in Israel, Argentina, Mexico, South Africa and Brazil, through its local subsidiaries and affiliates. The Company sells its products worldwide through direct sell, its local subsidiaries and affiliates to independent operators provide similar services in Latin America, Europe, India and other countries utilizing the Company's technology and operational know-how. The Company's shares are traded on the NASDAQ Capital Market.

The company recorded tax income in the amount of $9.2 million due to decrease in valuation allowance related to carry forward losses of the company and other temporary differences that are more likely than not to be offset against future income.

b.
On June 8, 2016 Pointer spun off its Israeli subsidiary, Shagrir Group Vehicle Services Ltd., through which Pointer carried out its road side assistance (RSA) activities and listed Shagrir's shares for trade on the Tel Aviv Stock Exchange. The results of Shagrir until that date are included in Pointer’s results as discontinued operations. See also Note 18.

c.
The Company holds 93% of the share capital of Argentina SA's (formerly: Tracsat S.A.) ("Pointer Argentina"). Pointer Argentina is the operator of the Company's systems and products that provides fleet management and stolen vehicle recovery services in Buenos Aires, Argentina.

d.
The Company holds 100% of the share capital of Pointer Recuperation de Mexico S.A. de C.V. ("Pointer Mexico"). After the company completed in 2015 the acquisition of Pointer Mexico by acquiring the 26% of the issued share capital of Pointer Mexico that the company did not previously own, from Pointer Recuperacion de Mexico, S. de R.L. de C.V. (the "Pointer Mexico Sellers"), in consideration for the issuance of 81,081 of the company ordinary shares to the Pointer Mexico Sellers.

Pointer Mexico provides fleet management and stolen vehicle recovery services to its customers in Mexico as well as distributing the Company's products.

e.
In August 2008 the Company incorporated a company in Brazil by the name of Pointer do Brasil Comercial S.A. ("Pointer Brazil"). Pointer Brazil provides location, tracking and fleet management vehicles services to its customers in Brazil. As of October 13, 2013 Company held 48.8% of the share capital in Pointer Brazil.

In March 2014, Pointer Brazil changed its legal form from corporation to Limited Liability Company (LLC), and its trading name from Pointer do Brasil Comercial S.A. to Pointer do Brasil Comercial Ltda., according to its article of association duly registered and properly approved by its shareholders.

In July 2013, the Company incorporated a wholly-owned subsidiary in Brazil at the name of Pointer do Brasil Participações Ltda. ("Pointer Brazil Holdings").

On October 14, 2013, the Company acquired the remaining 51.2% of the issued share capital of Pointer Brazil from Bracco do Brasil Empreendimentos e Participações Ltda. ("Bracco") through Pointer Brazil Holdings. Following the completion of the transaction, the Company holds 100% of the issued share capital of Pointer Brazil.

In May 2014, Pointer Brazil was merged with Pointer Brazil Holdings . As a result of this merger, The Company holds directly 100% of the issued share capital of Pointer Brazil.

f.	In October 2008, the Company established a wholly-owned subsidiary in the United States, Pointer Telocation Inc.

g.
On September 9, 2014, the Company acquired 100% interest in Global Telematics S.A. Proprietary Limited ("Global Telematics"), a provider of commercial fleet management and vehicle tracking solutions in South Africa.

On October 2, 2017, the Company sold 2,519,544 ordinary shares of Pointer South Africa, representing approximately 12% of Pointer South Africa's issued and outstanding share capital as of the date thereof, to Ms. Preshnee Moodley, who serves on Pointer South Africa's Board of Directors, in exchange for her services. Following the consummation of the transaction, we now hold 88% of the issued share capital of Pointer South Africa.

h.	In May 2012, the Company established a wholly-owned subsidiary in India, Pointer Telocation India Private Limited.

i.
On October 6, 2016, a shareholders meeting of the Company approved a compensation Policy for the Company's directors and officers. The Compensation Policy includes, among other issues prescribed by the Israeli Companies Law, a framework for establishing the terms of office and employment of the office holders, and guidelines with respect to the structure of the variable pay of office holders. The Compensation Policy includes a compensation, bonus and benefits strategy for office holders which is designed in order to reward performance, maintain a reasonable wage structure throughout the organization and to reinforce a culture in order to promote the long-term success of the Company.

j.	On October 7, 2016, the Brazilian subsidiary acquired 100% interest in Cielo Telecom Ltd. ("Cielo"), a fleet management services company based in South Brazil.

The acquisition-date fair value of the consideration transferred totaled to $ 8.5 million in cash.

The acquisition was accounted for under the purchase method of accounting as determined by ASC Topic 805, "Business Combinations". Accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on their fair values at the date of acquisition.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date:

Working capital, net	334
Property and equipment	1,239
Other intangible assets	2,100
Goodwill	6,068
Deferred taxes	(714)
Payables for acquisition of investments in subsidiaries	(496)

$8,531

Unaudited pro forma condensed results of operations:

The following represents the unaudited pro forma condensed results of operations for the years ended December 31, 2015 and 2016, assuming that the acquisitions of Cielo occurred on January 1, 2015. The pro forma information is not necessarily indicative of the results of operations that would have actually occurred had the acquisitions been consummated on those dates, nor does it purport to represent the results of operations for future periods.

	Year ended December 31,
	2016	2015
	Unaudited

Revenues	$67,468	$64,516

Net income attributable to Pointer shareholders' from continuing operations	$3,820	$4,206

Basic income per share	$0.49	$0.55

Diluted income per share	$0.48	$0.53